UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2018

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

TransDigm Group Incorporated (the “Company”) (NYSE: TDG) today announced that James Skulina, an Executive Vice President of the Company, has been appointed Interim Chief Financial Officer, effective immediately. Mr. Skulina replaces Terrance Paradie, who resigned for personal reasons. Mr. Paradie will remain an employee of the Company until April 2, 2018 and will be available to assist Mr. Skulina during the transition as needed. Mr. Paradie’s departure is unrelated to the Company’s financial condition, financial disclosure or strategic direction. The Company will initiate a search process to identify a permanent Chief Financial Officer. In the interim, Mr. Skulina will serve as the Company’s principal financial officer and principal accounting officer.
Mr. Skulina, age 58, has been with the Company since 1994. For the last six years, Mr. Skulina has been an Executive Vice President responsible for many of TransDigm’s existing businesses and new acquisitions. He has also served the Company in financial roles, including Corporate Controller and Controller for the Company’s AeroControlex business unit, and in other roles, including President of the Company’s Aero Fluid Products business. Mr. Skulina has an MBA from Cleveland State University and Bachelor of Accounting degree from Bowling Green State University.
Mr. Skulina is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.
Mr. Skulina is a party to a previously filed employment agreement with the Company on terms similar to those of other executive officers of the Company. For calendar year 2018, Mr. Skulina’s annual base salary will be $600,000. In addition, Mr. Skulina’s target incentive, pursuant to the Company’s annual cash incentive plan, will be 80% of his base salary.

Item 7.01	Regulation FD Disclosure

A copy of the January 2, 2018 press release announcing the foregoing is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

99.1	Press Release dated January 2, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ W. Nicholas Howley
W. Nicholas Howley
Chairman and Chief Executive Officer

Date: January 2, 2018

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 2, 2018